UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2008
Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Share Purchase Agreement
Press Release

Item 1.01. Entry Into a Material Definitive Agreement.
On June 13, 2008, Trico Shipping AS (“Trico Shipping”), a wholly owned subsidiary of Trico Marine Services, Inc. (“Trico”), entered into a Share Purchase Agreement with DOF ASA (“DOF”) to purchase all of the 35,220,000 shares of DeepOcean ASA (“DeepOcean”) owned by DOF, representing approximately 32.60% of the outstanding shares of DeepOcean, for an aggregate purchase price of 1,127,040,000 Norwegian Kroner (NOK), or NOK 32 per share. The Share Purchase Agreement also provides that DOF will refrain from, among other things, initiating any legal action against Trico, Trico Shipping or DeepOcean and others relating to Trico’s acquisition of control of DeepOcean.
Also on June 13, 2008, Trico Shipping agreed to purchase an additional 4,050,000 DeepOcean shares, representing approximately 3.75% of the outstanding shares of DeepOcean, in the open market for an aggregate purchase price NOK 129,600,000, or NOK 32 per share.
The purchases described above will settle on June 18, 2008. Trico Shipping will be entitled to receive the announced DeepOcean dividend of NOK 0.50 per share with respect to all such acquired shares. As a result of these purchases, Trico Shipping holds approximately 90.35% of the outstanding shares of DeepOcean.
The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the share purchase agreement filed as Exhibit 2.1 to this report, which is incorporated herein by reference.
Item 8.01 Other Events.
On June 13, 2008, Trico issued a press release announcing that Trico Shipping and DOF had entered into the Share Purchase Agreement and that Trico Shipping had agreed to purchase an additional 4,050,000 DeepOcean shares in the open market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
2.1	Share Purchase Agreement, dated June 13, 2008, by and between DOF ASA and Trico Shipping AS

99.1	Press release dated June 13, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2008	Trico Marine Services, Inc.
	By:	/s/ Rishi A. Varma
		Name:	Rishi A. Varma
		Title:	Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

2.1	Share Purchase Agreement, dated June 13, 2008, by and between DOF ASA and Trico Shipping AS

99.1	Press release dated June 13, 2008